SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2018
Notes to Financial Statements
SUBSEQUENT EVENTS

(i) Convertible Promissory Notes Converted

During the period October 1, 2018 to November 15, 2018 the Company issued 109,113,243 common shares in connection with the conversion of certain Convertible Promissory Notes.

(ii) Issuance of Convertible Promissory Notes

During the period October 1, 2018 to November 15, 2018 the Company issued two Convertible Promissory Notes totaling $139,565 (US$110,000).

The notes are unsecured, bear interest at 12% per annum from the date of issuance and mature between 6 months and one year after the date of issuance. Any amount of interest or principal that is not paid on the maturity date bears interest at 22% to 24% per annum from the maturity date to the date of payment. Any amount of principal and/or interest that is unpaid may be converted, at the option of the holder, in whole or in part into common share of the Company at a price equal to 61% of the lowest closing bid price for the Company’s stock as reported on the OTC during the fifteen trading days prior to a Notice of Conversion. The Company may prepay the principal and all accrued interest at any time between the date of issuance and the maturity date, together with a prepayment premium of between 15% and 40% of the amount prepaid, determined by reference to the date of repayment.

(iii) Termination of ANX contact

On October 25, 2018, the contract with Mega Idea Holdings Limited, dba ANX was terminated by mutual agreement between the Company and ANX. The Company agreed to pay ANX the sum of US$25,000 in full and final settlement of all claims and obligations between the parties. All trading platform accounts were closed and Company incurred no obligations to the account holders as a consequence of the termination of the contract. The Company will continue to offer OTC trading for institutional customers and accredited traders.